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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported) April 6, 2000  Commission File
                                Number 000-27707

                              AETHER SYSTEMS, INC.
                           (Exact name of registrant)

         Delaware                                  52-2186634
   (State of organization)            (I.R.S. Employer Identification Number)

               11460 Cronridge Drive, Owings Mills, Maryland 21117
              (Address of principal executive offices and zip code)

                                 (410) 654-6400
                         (Registrant's telephone Number)


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ITEM 3.  ACQUISITION OF DISPOSITION OF ASSETS

            Aether Systems, Inc. acquired 100% of the capital stock of IFX Group Limited, a provider of mobile financial date in Europe, for $85 million in cash on April 6, 2000. Aether intends to contribute IFX to its planned European wireless data venture with Reuters, which will be owned 60% by Aether and 40% by Reuters. Aether used proceeds of its recently completed offerings of common stock and convertible debt to fund the purchase price.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

            (a) Financial Statements. The required financial statements will be filed as soon as practicable, but not later than 60 days after the date by which this report on Form 8-K must be filed.

            (b) Pro forma financial information. The required pro forma financial information will be filed as soon as practicable, but not later than 60 days after the date by which this report on Form 8-K must be filed.

            (c)      The following exhibits are filed with this report:

                EXHIBIT NO.

                              1     Acquisition Agreement


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SCHOOL SPECIALTY, INC.

                                   BY:    /s/ David S.Oros
                                      ---------------------------
                                          David S. Oros
                                          Chief Executive Officer

Dated:  April 6, 2000